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                                   SUPPLEMENT
                               DATED MAY 31, 2005
                                     TO THE
                      STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 2005
                           FOR THE CLASS IA SHARES OF
                       HARTFORD HLS SERIES FUND II, INC.

    The following paragraph is added immediately after the first paragraph in the section entitled "Distribution Arrangements" on page 46:

    The distributor is authorized by the Company to receive purchase and redemption orders on behalf of the HLS Funds. The distributor has the authority to, and has authorized one or more financial services institutions and/or qualified plan intermediaries to receive purchase and redemption orders on behalf of the HLS Funds, subject to the HLS Funds' policies and procedures with respect to frequent purchases and redemptions of HLS Fund shares and applicable law. In these circumstances, an HLS Fund will be deemed to have received a purchase or redemption order when an authorized financial services institution and/or qualified plan intermediary receives the order. Accordingly, orders will be priced at that HLS Fund's next net asset value to be computed after the orders are received by an authorized financial services institution and/or qualified plan intermediary and accepted by the HLS Fund. The HLS Fund's net asset value is determined in the manner described in the HLS Fund's prospectus.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR STATEMENT OF ADDITIONAL INFORMATION FOR
  FUTURE REFERENCE.